                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 1999

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
      --------------------------------------------------------------------
      (Exact name of registrant as specified in its governing instruments)

            Delaware                   333-38073                13-3416059
            --------                   ---------                ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                             World Financial Center
                                   North Tower
                            New York, New York 10281
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 449-3860



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Item 5. Other Events.

     On or about November 4, 1999, the Registrant will cause the issuance and sale of its Mortgage Pass-Through Certificates, Series 1999-C1 pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 1999, among the Registrant, ORIX Real Estate Capital Markets, LLC, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Pooling and Servicing Agreement").

     In connection with the sale of the Series 1999-C1, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class IO Certificates (the "Underwritten Certificates"), the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated, one of the underwriters of the Underwritten Certificates ("Merrill Lynch"), that Merrill Lynch has, following the effective date of Registration Statement No. 333-38073, furnished to prospective investors certain information about the mortgage loans expected to be deposited in trust under the Pooling and Servicing Agreement (the "Collateral Information"). The Collateral Information is being filed as an exhibit to this report.

     The Collateral Information has been provided by Merrill Lynch. The Collateral Information is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.


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Item 7. Financial Statements and Exhibits.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

                          Item 601(a) of Regulation
     Exhibit Number       S-K Exhibit No.                Description
     --------------       -------------------------      -----------
           1                          99                 Collateral Information


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By: /s/ Michael M. McGovern
                                            ------------------------------
                                            Name:  Michael M. McGovern
                                            Title: Secretary and Director



Dated: October 27, 1999


                                      -4-

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                                  EXHIBIT INDEX

The following exhibit is being filed herewith:

                   Item 601(a) of
                   Regulation
Exhibit Number     S-K Exhibit No.     Description                Page
--------------     ---------------     -----------                ----
       1                  99           Collateral Information     6


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